Filed pursuant to Rule 497(e)

Registration No. 333-61001

POWERSHARES QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED November 2, 2015 TO THE PROSPECTUS

DATED January 31, 2015

On October 30, 2015, Invesco PowerShares Capital Management LLC, sponsor of the PowerShares QQQ TrustSM, Series 1 (the “Trust”), notified ALPS Distributors Inc. (“ALPS”) that ALPS’ contract as distributor of the Trust will terminate effective on or about January 2, 2016.

Effective January 2, 2016 Invesco Distributors Inc. located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 will replace ALPS as the Trust’s new distributor.

As a result of this change, effective January 2, 2016, the Prospectus is revised as follows:

•                  All references to ALPS Distributors, Inc., are changed to Invesco Distributors Inc.

•                  On page 4 of the Prospectus, the second sentence under the section captioned  “The PowerShares QQQ Trust Issues and Redeems PowerShares QQQ Share in Multiples of 50,000 Shares Called “Creation Units”“ is changed to the following:

Creation Units are issued by the Trust to anyone who, after placing a creation order with Invesco Distributors Inc. (the “Distributor”), deposits with the “Trustee” of the Trust, a specified portfolio of NASDAQ-100 Index securities, as well as a cash payment, if any, generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

•                  On page 6 of the Prospectus, the fifth sentence of the second full paragraph is changed as follows:

The Distributor is located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173

•                  On page 91 of the Prospectus, the section of the prospectus captioned “Distributor” is changed as follows:

DISTRIBUTOR

Invesco Distributors Inc. serves as the Distributor for the Trust. The Distributor is located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor is a registered broker-dealer and a member of FINRA.

Please Retain This Supplement For Future Reference.